                          SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of Commission Only
[ X ]  Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                       Rockwell International Corporation
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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       Rockwell International Corporation
--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration  No.:
                                                --------------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

ROCKWELL LOGO
        ------------------------------------------------------------------------

December 29, 1997

Dear Shareowner:

You are cordially invited to attend the annual meeting of shareowners of the Corporation.

The meeting will be held in The Plaza Ballroom at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on Wednesday, February 4, 1998, at 10 a.m. At the meeting there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.

If you plan to attend the meeting, please mark the box on the enclosed proxy or direction card when you return it, indicate your intention to attend when voting by telephone or call our transfer agent's toll-free number (1-800-204-7800) to request an admittance card. An admittance card will be forwarded to you promptly.

It is sincerely hoped that as many shareowners as can conveniently attend will do so. However, if you cannot attend you will later receive a report to be mailed to all shareowners concerning action taken at the meeting.

Sincerely yours,

/s/ DONALD R. BEALL                                        /s/ DON H. DAVIS, JR.

Donald R. Beall                                                Don H. Davis, Jr.

Chairman of the Board                                              President and
                                                         Chief Executive Officer

                       ROCKWELL INTERNATIONAL CORPORATION
                _________________________________________________
          600 Anton Boulevard, Suite 700, Costa Mesa, California 92626

                  Notice of 1998 Annual Meeting of Shareowners

TO THE SHAREOWNERS OF
ROCKWELL INTERNATIONAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareowners of Rockwell International Corporation will be held in The Plaza Ballroom at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on Wednesday, February 4, 1998, at 10 a.m. (Pacific Standard Time) for the following purposes:

     (a) to elect four members of the Board of Directors of the Corporation with terms expiring at the Annual Meeting in 2001;

     (b) to consider and vote upon a proposal to approve the selection by the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Corporation; and

     (c) to transact such other business as may properly come before the meeting.

     Only shareowners of record at the close of business on December 11, 1997, will be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors.

/s/ WILLIAM J. CALISE, JR.

William J. Calise, Jr.
Secretary

December 29, 1997

    NOTE: THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF
             THE ACCOMPANYING PROXY. A RETURN ENVELOPE IS ENCLOSED.

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

                                Proxy Statement

     The 1998 Annual Meeting of Shareowners of Rockwell International Corporation will be held on February 4, 1998, for the purposes set forth in the accompanying Notice of 1998 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about December 29, 1997, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted as specified therein, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy may, nevertheless, be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy or by attending the meeting and voting in person.

     The Corporation, which was incorporated in 1996, is the successor to the former Rockwell International Corporation, which was incorporated in 1928, as the result of a tax-free reorganization completed December 6, 1996. In connection with that reorganization, the directors and all but one of the executive officers of the predecessor corporation became directors and executive officers of the Corporation, serving in the same capacities. References in this Proxy Statement to the Corporation, Board of Directors and executive officers of the Corporation with respect to periods on or prior to December 6, 1996 shall mean, unless otherwise stated, the predecessor corporation and its Board of Directors and executive officers.

     It is the Corporation's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

     For shareowners participating in the ChaseMellon Investor Services Program for Rockwell shareowners, the administering bank will vote the shares that it holds for the participant's account only in accordance with the proxy returned by the participant to the Corporation, or in accordance with instructions given pursuant to the Corporation's telephone voting procedures or in accordance with other written instructions.

                               VOTING SECURITIES

     On December 11, 1997, the Corporation had outstanding 203,719,814 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. On December 11, 1997, Wells Fargo Bank, N.A., Los Angeles, California, as trustee under the Corporation's Savings Plan for its participating employees, held 40,258,435 shares of Common Stock, representing approximately 19.8% of the total outstanding Common Stock. Shares held by the trustee on account of participants will be voted by the trustee in accordance with written instructions from the participants, or instructions from the participants given pursuant to the Corporation's telephone voting procedures, and where no instructions are received, as the trustee deems proper.

                             ELECTION OF DIRECTORS

     The Corporation's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits.

     There are five directors whose terms expire at the 1998 Annual Meeting, including Dr. Lew Allen, Jr., a member of the Science and Technology and the Environmental and Social Responsibility Committees of the Board, who is not standing for re-election in accordance with the Board's policy on retirement of directors. The Board of Directors has decreased the number of directors of the Corporation to twelve, effective immediately prior to the Annual Meeting, four of whom will be directors in the class with terms extending to the 2001 Annual Meeting and until their successors are elected and qualify.

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

     It is intended that proxies in the accompanying form properly executed and returned to the Corporation's proxy tabulator or properly voted in accordance with the Corporation's telephone voting procedures will be voted at the meeting, unless authority to do so is withheld, for the election as directors of the four nominees specified in Nominees for Directors with Terms Expiring in 2001 below, all of whom now serve as directors with terms extending to the 1998 Annual Meeting and until their successors are elected and qualify. If for any reason any of those nominees is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted at the meeting for the election of the other nominees and may be voted for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.

       INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; the period of service as a director of the Corporation (or a predecessor corporation); other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

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               NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2001
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                  GEORGE L. ARGYROS          DIRECTOR SINCE 1997          AGE 60

                  Chairman and Chief Executive Officer, Arnel & Affiliates (Diversified Investment Company). Mr. Argyros has been Chairman and Chief Executive Officer of Arnel & Affiliates since 1968. Currently he is also a General Partner and the
(Photo) principal financial partner of Westar Capital, a private investment company. Mr. Argyros was a co-owner of AirCal from 1981 to 1987 and owner of the Seattle Mariners Baseball Team from 1981 to 1989. From 1990 to 1993, he served on the Board of the Federal Home Loan Mortgage Corporation. Mr. Argyros is a board member of First American Financial Corporation, The Newhall Land and Farming Company, Apria Healthcare Group, and U.S. Computer Services. He also serves as a board member of a number of civic and community organizations.

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                  DON H. DAVIS, JR.          DIRECTOR SINCE 1995          AGE 58

                  President and Chief Executive Officer. Mr. Davis was elected President in July 1995 and Chief Executive Officer in October 1997. The Board of Directors has announced its intention to elect him Chairman and Chief Executive Officer following the 1998 Annual Meeting. Mr. Davis joined Allen-Bradley (automation) as an engineering sales trainee in 1963 and after
(Photo) serving in a number of increasingly responsible management positions, became a Senior Vice President in 1985 and President in July 1989. He was named Senior Vice President--Automation of the Corporation in June 1993 and an Executive Vice President and Chief Operating Officer in January 1994. Mr. Davis is a director of Ingram Micro, Inc. and Sybron International Corporation. He is a member of The Business Roundtable, former Chairman of the Board of Governors of the National Electrical Manufacturers Association and also a director, trustee or member of a number of other business, educational and civic organizations.

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                  WILLIAM H. GRAY, III         DIRECTOR SINCE 1994        AGE 56

                  President and Chief Executive Officer, The College Fund/UNCF (Educational Assistance). Mr. Gray is a member of the Board Composition and Environmental and Social Responsibility Committees of the Board. He has been President of The College Fund/UNCF since September 1991 and senior minister, Bright
(Photo) Hope Baptist Church in Philadelphia since 1972. He served in Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter's College and Temple University. Mr. Gray is a director of CBS Corporation, Chase Manhattan Corporation, Electronic Data Systems Corporation, MBIA, Inc., Prudential Insurance Company of America, Union Pacific Corporation and Warner-Lambert Company.

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                  WILLIAM T. MCCORMICK, JR.      DIRECTOR SINCE 1989      AGE 53

                  Chairman of the Board and Chief Executive Officer, CMS Energy Corporation (Diversified Energy Company). Mr. McCormick is a member of the Compensation and Management Development and Science and Technology Committees of the Board. He has been
(Photo) Chairman of the Board and Chief Executive Officer of CMS Energy Corporation since November 1985. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation. Mr. McCormick is a director of First Chicago NBD, Inc. and Schlumberger Ltd. Among his other activities, he serves as a director of the American Gas Association, the Edison Electric Institute and the National Petroleum Council.

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                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 1999
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                  DONALD R. BEALL           DIRECTOR SINCE 1978           AGE 59

                  Chairman of the Board. Mr. Beall retired as Chief Executive Officer on September 30, 1997 after serving as Chairman and Chief Executive Officer since February 1988. Mr. Beall will retire as Chairman of the Board immediately following the 1998 Annual Meeting, and the Board of Directors has announced its intention to form an Executive Committee of which he will be
(Photo) Chairman. Mr. Beall was elected President and Chief Operating Officer in 1979 following service in a number of other increasingly responsible senior management positions since he joined the Corporation in 1968. He is a director of Amoco Corporation, Meritor Automotive, Inc., The Procter & Gamble Company and The Times Mirror Company. He is a trustee of the California Institute of Technology and a member of the University of California-Irvine Board of Overseers and the Board of Visitors of its Graduate School of Management as well as The Business Council, the Chief Executives' Organization and the Council on Competitiveness.

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                  BRUCE M. ROCKWELL          DIRECTOR SINCE 1969          AGE 58

                  Senior Vice President, First of Michigan Corporation (Investment Banking). Mr. Rockwell is Chairman of the Environmental and Social Responsibility Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined First of Michigan Corporation in 1961 and in 1965 was appointed
(Photo) Assistant Vice President and manager of the bond underwriting department. Mr. Rockwell was elected Vice President in 1967, and Senior Vice President-Fixed Income in 1983, assuming his present position in April 1988. He is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

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                  WILLIAM S. SNEATH          DIRECTOR SINCE 1979          AGE 71

                  Retired Chairman of the Board and Chief Executive Officer, Union Carbide Corporation (Chemicals). Mr. Sneath is Chairman of the Compensation and Management Development Committee and a member of the Audit and Board Composition Committees of the Board. He joined Union Carbide Corporation in 1950, was
(Photo) elected Treasurer in 1961, became a Vice President and Chief Financial Officer in 1965, a director in 1969 and President and Chief Operating Officer in 1971. Mr. Sneath served as Chairman of the Board and Chief Executive Officer of Union Carbide from January 1977 until his retirement in December 1981. Mr. Sneath is a director of Union Carbide Corporation and Metropolitan Life Insurance Company and is a member of The Business Council.

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

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                  JOSEPH F. TOOT, JR.         DIRECTOR SINCE 1977         AGE 62

                  President and Chief Executive Officer, The Timken Company (Tapered Roller Bearings and Specialty Steel). Mr. Toot is Chairman of the Audit Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined The Timken Company in 1962 and served in various senior executive positions until his
(Photo)           election as Vice President-International Operations in 1967.
                  Mr. Toot became a director of Timken in 1968, was elected Executive Vice President in 1973, President in 1979 and Chief Executive Officer in 1992. He is retiring as President and Chief Executive Officer at the end of December 1997 and will serve as Chairman of the Executive Committee of Timken's Board of Directors. Mr. Toot also serves as a director, officer, trustee or member of various community, charitable and philanthropic organizations.

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                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2000
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                  RICHARD M. BRESSLER         DIRECTOR SINCE 1986         AGE 67

                  Retired Chairman of the Board, El Paso Natural Gas Company (Natural Gas Operations). Mr. Bressler is Chairman of the Board Composition Committee and a member of the Audit and Compensation and Management Development Committees of the Board. He served as Chief Executive Officer of Burlington Northern Inc. (rail transportation) from 1980 through 1988.
(Photo) Mr. Bressler retired in October 1990 as Chairman of both Burlington Northern Inc. and Burlington Resources Inc. (natural resources operations), positions he had held since 1982 and 1989, respectively. He served as Chairman of the Plum Creek Management Company (timber operations) from April 1989 to January 1993. He was Chairman of the El Paso Natural Gas Company from October 1990 through December 1993. Mr. Bressler is a director of H. F. Ahmanson and Company and General Mills, Inc. and is active in a number of business and civic organizations.

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                  JUDITH L. ESTRIN           DIRECTOR SINCE 1994          AGE 43

                  President and Chief Executive Officer, Precept Software, Inc. (Networking Software). Ms. Estrin is a member of the Environmental and Social Responsibility and Science and Technology Committees of the Board. She has been President and Chief Executive Officer of Precept Software since March 1995. Previously she was a computer industry consultant from
(Photo) September 1994 to March 1995 and served Network Computer Devices as President and Chief Executive Officer from October 1993 to September 1994 and as Executive Vice President from July 1988 to October 1993. In 1981 Ms. Estrin co-founded Bridge Communications, serving initially as Vice President, Engineering and subsequently as Executive Vice President and Senior Vice President and General Manager of 3Com Corp.'s Bridge Communications Division after 3Com acquired Bridge in September 1987. She also serves as a director of Federal Express Corporation and Sun Microsystems, Inc.

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                  JAMES CLAYBURN LA FORCE, JR.     DIRECTOR SINCE 1980    AGE 69

                  Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles. Dr. La Force is a member of the Audit, Environmental and Social Responsibility and Science and Technology Committees of the Board. After joining the UCLA faculty as an Assistant Professor of Economics in 1962, he became an Associate Professor in 1967
(Photo) and a full Professor in 1971. He was Chairman, Department of Economics from 1969 until 1978, and Dean, John E. Anderson Graduate School of Management from 1978 until June 1993. He is a director of The BlackRock Funds, Eli Lilly & Company, Imperial Credit Industries, Inc., Jacobs Engineering Group, Inc., Motor Cargo Industries, Inc., Payden & Rygel Investment Trust, Provident Investment Council Mutual Funds and The Timken Company.

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                  JOHN D. NICHOLS           DIRECTOR SINCE 1988           AGE 67

                  Retired Chairman of the Board and Chief Executive Officer, Illinois Tool Works Inc. (Engineered Components and Industrial Systems and Consumables). Mr. Nichols is Chairman of the Science and Technology Committee and a member of the Audit and Compensation and Management Development Committees of the
(Photo) Board. He joined Illinois Tool Works in 1980 as Executive Vice President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief Executive Officer from 1982 through August 1995. From 1969 through 1979, he was Executive Vice President and Chief Operating Officer of Aerojet-General Corporation. He is a director of Household International, Philip Morris Companies Inc. and Stone Container Corp. He serves as Chairman of the Art Institute of Chicago and an Overseer of Harvard University.

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                       BOARD OF DIRECTORS AND COMMITTEES

     The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. In the 1997 fiscal year, the Board held nine meetings. Average attendance by incumbent directors at Board and Committee meetings was 98% and all of the directors attended 89% or more of the meetings of the Board and the Committees on which they served.

     The Audit Committee is composed of five non-employee directors. Among its functions, it reviews the scope and effectiveness of audits of the Corporation by the independent public accountants and by the Corporation's internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Corporation, subject to approval of the shareowners; reviews the audit plans of the independent public accountants and the Corporation's internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Corporation's annual financial statements before their release; reviews the adequacy of the Corporation's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by the employees of the Corporation with the Corporation's standards of business conduct policies. The Committee met four times during the 1997 fiscal year.

     The principal functions of the Board Composition Committee are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors and reports thereon to the Board. The Committee, which is composed of five non-employee directors, met twice during the 1997 fiscal year. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters in Costa Mesa, California, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

     The six members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation's senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation's compensation plans, to review and approve senior executive compensation and to administer the Corporation's incentive, deferred compensation, stock option and long-term incentives plans including the Annual Incentive Compensation Plan for Senior Executive Officers, pursuant to the terms of the respective plans. The Committee met five times during the 1997 fiscal year.

     The Environmental and Social Responsibility Committee, which is composed of five non-employee directors, reviews and assesses the Corporation's policies and practices in the following areas: employee

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

relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met two times during the 1997 fiscal year.

     The principal function of the Science and Technology Committee, which is composed of five non-employee directors, is to review and monitor science and technological activities of the Corporation. The Committee met twice during the 1997 fiscal year.

     The Board of Directors has announced its intention to form an Executive Committee following the 1998 Annual Meeting. That Committee will have and be empowered to exercise, when the Board of Directors is not in session, such powers as the Board may delegate to it.

     During the 1997 fiscal year, non-employee directors of the Corporation received an annual retainer of $33,000 for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on each other Board committee. Each non-employee director (except Mr. Argyros) also received a grant of 400 shares of Common Stock immediately after the 1997 Annual Meeting of Shareowners. At the same date, each non-employee director (other than Messrs. Allen, La Force and Sneath, who are ineligible by reason of age for option grants, and Mr. Argyros) received a grant of options under the Directors Stock Plan to purchase 1,000 shares of Common Stock. Mr. Argyros, who was first elected a director in May 1997, received a grant of 300 shares of Common Stock and options to purchase 750 shares of Common Stock on the date of his election. In accordance with the Directors Stock Plan, the options granted to Mr. Argyros and each other director to whom an option grant was made were exercisable at $66.875 per share and $64.75 per share, respectively, the closing market price on the respective dates of grant, and become exercisable in three substantially equal installments on the first, second and third anniversaries of the grant date. In connection with the distribution of shares of Meritor Automotive, Inc. to shareowners of the Corporation on September 30, 1997, all outstanding stock options under the Corporation's plans, including the Directors Stock Plan, were adjusted to preserve the intrinsic value of those options. As a result, the options granted under the Directors Stock Plan in 1997 now entitle Mr. Argyros to purchase 855 shares at $58.6147 per share and each other director to whom a grant was made to purchase 1,140 shares at $56.7522 per share. Ms. Estrin also receives a retainer of $5,000 per year for serving as a technology adviser. The average of retainer fees paid or deferred to non-employee directors for the 1997 fiscal year was $66,900 (including valuing the February and May 1997 stock grant at $64.75 and $66.875 per share, respectively, the closing price on the respective dates the shares were issued). In addition, the stock options granted under the Directors Stock Plan to Mr. Argyros and to each other director to whom a grant was made had a grant date value of $21.59 and $20.14 per option share, respectively, based on the number of option shares granted (without regard to the adjustment of the number of option shares subject to those options subsequently made in connection with the Meritor distribution) and Black-Scholes option pricing methodology using the following assumptions and inputs: options exercised after 7 1/2 years, five-year weighted average stock price volatility and dividend yield of 0.2477 and 2.41% (for the May grant) and 0.2477 and 2.49% (for the February grant), respectively, and an interest rate of 6.81% (for the May grant) and 6.47% (for the February grant), which was the zero coupon 7 1/2 year Treasury bond rate at the respective dates of grant.

     Under the terms of the directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the Directors Stock Plan, each director has the opportunity each year to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price of the New York Stock Exchange--Composite Transactions on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

     Under the directors' retirement policy in effect prior to December 1995 and continued only for then retired directors and then current directors who were at least age 67 (including Messrs. Allen, La Force and Sneath) and thus not eligible to receive stock option grants under the Directors Stock Plan, the Corporation enters into consulting agreements with retired directors who had at least five years of Board service and had not been employees of the Corporation during the ten years prior to retirement. The consulting agreements

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

provide an annual fee equal to the Board retainer fee and continue for the lesser of ten years (or if less, the number of years of Board service of a director who retires before age 72) or life.

     The Corporation has entered into an agreement with Mr. Beall providing for his continued availability as an advisor to the Corporation's management following his retirement through September 30, 1999 (subject to extension) with compensation at an annual rate of $600,000. In addition, Mr. Beall will continue to be covered under certain medical benefit plans, to have the use of an automobile and, subject to availability, the use of the Corporation's aircraft for business travel. He also will be reimbursed for memberships in certain clubs and will have the use of office facilities and secretarial assistance.

     The Corporation and its subsidiaries during the 1997 fiscal year had purchases of approximately $16,331,000 in the normal course of business from The Timken Company, of which Mr. Toot was President and Chief Executive Officer. Based on the Corporation's knowledge of prevailing market conditions and prices for the goods and services involved, the Corporation believes that such transactions were on terms as favorable to the Corporation as those which might have been obtained from entities with which directors of the Corporation were not associated.

                  OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

     The following table shows the beneficial ownership, reported to the Corporation as of December 5, 1997, of the Corporation's Common Stock, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director, each executive officer listed in the table on page 11 and, as a group, of such persons and other executive officers.

                                                                              Beneficial Ownership on
                                                                                  December 5, 1997
                                                                         ----------------------------------
                                                                                                 Percent of
                                 Name                                    Shares(1)                Class(2)
-----------------------------------------------------------------------  ---------               ----------
Lew Allen, Jr..........................................................     2,400 (3)                 --
George L. Argyros......................................................    10,300                     --
Donald R. Beall........................................................  1,583,610(4:5:6)            0.8
Richard M. Bressler....................................................     6,244 (5:8)               --
Don H. Davis, Jr.......................................................   512,719 (4:5:7)            0.3
Judith L. Estrin.......................................................     1,803 (5)                 --
William H. Gray, III...................................................     2,252 (5:8)               --
James Clayburn La Force, Jr............................................     2,700 (3:8)               --
William T. McCormick, Jr...............................................     7,003 (5:8)               --
John D. Nichols........................................................     7,493 (5:8)               --
Bruce M. Rockwell......................................................    42,315 (5)                 --
William S. Sneath......................................................     3,000                     --
Joseph F. Toot, Jr.....................................................    13,624 (5:8)               --
W. Michael Barnes......................................................   458,363 (4:5:8)            0.2
William J. Calise, Jr..................................................   115,085 (4:5:8)            0.1
Dwight W. Decker.......................................................    46,997 (4:5:9)             --
Jodie K. Glore.........................................................   134,445 (4:5:9)            0.1
All of the above and other executive
  officers as a group (30 persons).....................................  3,700,330(3:4:5)            1.8

---------

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 0.1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3) Includes shares held jointly, or in other capacities, as to which in some cases beneficial ownership is disclaimed.

(4) Includes shares held under the Corporation's savings plans as of November 30, 1997. Does not include 11,092, 5,051, 1,622, 526, 1,179, 709 and 23,989 share equivalents for Messrs. Beall, Davis, Barnes, Calise, Decker, Glore and the group, respectively, held under the Corporation's supplemental savings plans as of November 30, 1997.

(5) Includes shares which may be acquired upon the exercise of outstanding stock options within 60 days as follows: 989,757, 3,644, 425,656, 403, 403, 403,
    3,644, 403, 2,024, 407,325, 102,529, 41,905, 100,386, and 2,936,978 for

    Messrs. Beall, Bressler, Davis, Ms. Estrin, Messrs. Gray, McCormick, Nichols, Rockwell, Toot, Barnes, Calise, Decker, Glore and the group, respectively.

(6) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    251,013 shares (including 230,859 shares underlying stock options) held for the benefit of family members and 10,000 shares owned by the Beall Family Foundation, of which Mr. Beall is President and a director. Does not include 288,209 shares that may be acquired on exercise of stock options assigned to family members who are the beneficial owners.

(7) Includes 14,166 shares granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995 and 7,792 shares granted as restricted stock in partial payment of a bonus for fiscal year 1997.

(8) Includes 400, 167, 800, 800, 1,149 and 400 shares granted as restricted stock under the Directors Stock Plan for Messrs. Bressler, Gray, La Force, McCormick, Nichols and Toot, respectively, and 4,000 shares granted in December 1996 as restricted stock under the 1995 Long-Term Incentives Plan to each of Messrs. Barnes and Calise.

(9) Includes 8,205 and 23,359 shares granted to Messrs. Decker and Glore, respectively, as restricted stock in partial payment of long-term incentive payments earned for three-year performance periods ended September 30, 1997.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Corporation for the fiscal years ended September 30, 1997, 1996, and 1995, of those persons who were (i) the chief executive officer at any time during fiscal 1997, (ii) the other five most highly compensated executive officers of the Corporation at September 30, 1997 and (iii) any other persons who were executive officers at any time during fiscal 1997 and would have been included under clause (ii) if they had remained executive officers at September 30, 1997 (the Named Officers):

                           SUMMARY COMPENSATION TABLE

                                                                                                                  All Other
                                       Annual Compensation                      Long-Term Compensation          Compensation(1)
                          ---------------------------------------------  ------------------------------------   ---------------
                                                                                  Awards            Payouts
                                                                         ------------------------  ----------
                                                                         Restricted
                                                              Other         Stock        Stock     Long-Term
   Name and Principal                                         Annual       Awards       Options    Incentive
        Position          Year     Salary      Bonus(2)    Compensation   (Shares)    (Shares)(3)  Payouts(4)
------------------------  -----  ----------   ----------   ------------  -----------  -----------  ----------
Donald R. Beall.........  1997   $1,000,000   $2,250,000     $ 45,110          --       273,821    $      -0-     $1,586,488(6)
  Chairman of the Board   1996      907,500    2,000,000       99,493          --       321,987           -0-        180,260
  & Chief Executive       1995      815,000    2,000,000       36,611          --       291,610           -0-        203,008
    Officer(5)

Don H. Davis, Jr........  1997      641,667      875,000(7)    26,005          --       131,205           -0-         64,709
  President & Chief       1996      600,000      760,000       35,189          --       151,879           -0-         57,234
  Operating Officer(8)    1995      530,000      660,000(9)   425,566(10)      --       127,578       525,000(9)      43,575

W. Michael Barnes.......  1997      417,500      525,000       62,293(11)    4,000       79,864           -0-         78,243
  Senior Vice President,  1996      393,333      475,000       25,220          --        97,203           -0-         37,406
  Finance & Planning      1995      360,000      420,000       20,459          --        85,051           -0-         32,611
  & Chief Financial
    Officer

William J. Calise,        1997      345,417      360,000       23,525       4,000        51,341           -0-         29,686
  Jr....................
  Senior Vice President,  1996      328,333      325,000       22,354          --        54,676           -0-         18,437
  General Counsel and     1995      288,750      265,000       13,993          --        54,676           -0-            -0-
  Secretary

Dwight W. Decker........  1997      305,039      300,000       17,278          --        85,568     1,041,013(12)     39,558
  Senior Vice President   1996      247,116      350,000        9,952          --       127,577       600,000         18,504
  and President,          1995      203,414      200,000        5,960          --            --            --         14,680
  Rockwell
  Semiconductor Systems
  & Electronic Commerce(13)

Jodie K. Glore..........  1997      385,000      375,000       16,610          --        39,931     1,715,225(12)     29,640
  Senior Vice President   1996      361,667      300,000       16,596          --        48,601       560,000         23,620
  and President and       1995      318,333      375,000       49,455          --        36,450       337,501          9,186
  Chief Operating
  Officer, Rockwell
  Automation(14)

---------

 (1) Amounts contributed or accrued for fiscal years 1997, 1996 and 1995 for the Named Officers (other than Mr. Glore) under the Corporation's Savings Plan and the related supplemental savings plan and amounts contributed or accrued for Mr. Glore under Allen-Bradley's Employee Savings Plan for Salaried Employees and the related supplemental savings plan.

 (2) Amounts awarded, even if deferred, under the Annual Incentive Compensation Plan for Senior Executive Officers for Messrs. Beall, Davis, Barnes, Decker and Glore for fiscal 1997 and for Messrs. Beall, Davis, Barnes, Calise and Glore for fiscal 1996, under the Incentive Compensation Plan for Mr. Calise for fiscal 1997, for Mr. Decker for fiscal 1996 and for Messrs. Beall, Davis, Barnes, Calise and Decker for fiscal 1995 and, under Allen-Bradley's Management Incentive Plan for Mr. Glore for fiscal 1995.

 (3) Shares reflect anti-dilution adjustments made December 6, 1996 and September 30, 1997 to preserve the intrinsic value of options following the reorganization of the Corporation in connection with the divestiture of the Aerospace and Defense businesses and the pro-rata distribution of shares of Meritor Automotive, Inc., respectively.

 (4) Cash and market value of Common Stock paid in respect of performance units granted under business unit long-term incentive plans for the three-year performance periods ended September 30, 1997, 1996 and 1995 for Mr. Glore, September 30, 1997 and 1996 for Mr. Decker and September 30, 1995 for Mr. Davis.

 (5) Retired as Chief Executive Officer effective September 30, 1997.

 (6) Includes special bonus of $1,250,000 in recognition of Mr. Beall's pivotal role in guiding the transformation of the Corporation.

 (7) Mr. Davis's bonus for 1997 was paid in part by delivery of 7,792 shares of restricted Common Stock, valued at the closing price on the New York Stock Exchange--Composite Transactions on December 3, 1997, the date of the bonus award and payment ($48.125).

 (8) Chief Executive Officer since October 1, 1997; Executive Vice President & Chief Operating Officer prior to July 1995.

 (9) Mr. Davis's bonus for fiscal year 1995 and a long-term incentive payment for a three-year performance period ended September 30, 1995 were paid in part by the delivery to him of 14,166 shares of restricted Common Stock valued at the closing price on the New York Stock Exchange--Composite Transactions on December 6, 1995, the date of the incentive compensation award and payment ($51.875).
(10) Includes amounts paid in connection with the relocation of Mr. Davis from Milwaukee, Wisconsin to the Corporation's World Headquarters in California, consisting of $252,081 in respect of a portion of the loss on the sale of his residence in Milwaukee and $146,115 in respect of taxes incurred on certain payments under the Corporation's relocation policy. These amounts were paid in addition to amounts payable under the Corporation's relocation policy applicable to all salaried employees.

(11) Includes amounts paid in connection with the relocation of Mr. Barnes's residence as a result of the relocation of the Corporation's World Headquarters from Seal Beach to Costa Mesa, California, consisting of $18,877 in respect of a portion of the loss on the sale of his residence and $17,217 in respect of taxes incurred on that payment under the Corporation's relocation policy. These were paid in addition to amounts payable under the Corporation's relocation policy applicable to all eligible salaried employees in connection with the relocation of the Corporation's World Headquarters.

(12) Long-term incentive payments to Messrs. Decker and Glore for three-year performance periods ended September 30, 1997 were paid in part by delivery of 8,205 and 23,359 shares, respectively, of restricted Common Stock, valued at the closing price on the New York Stock Exchange--Composite Transactions on November 28, 1997, the date specified for that purpose in the Corporation's 1995 Long-Term Incentives Plan ($48.75).

(13) President, Rockwell Semiconductor Systems prior to March 1997.

(14) President of Allen-Bradley prior to October 1995.

                                 OPTION GRANTS

     Shown below is further information on grants to the Named Officers of stock options pursuant to the 1995 Long-Term Incentives Plan during the fiscal year ended September 30, 1997, which are reflected in the Summary Compensation Table on page 10. No stock appreciation rights were granted during fiscal 1997.

                                            Individual Grants
---------------------------------------------------------------------------------------------------------
                                           Number of
                                          Securities      Percentage of                                         Grant Date
                                          Underlying      Total Options                                            Value
                                            Options         Granted to        Exercise or                    -----------------
                                            Granted        Employees in       Base Price       Expiration       Grant Date
                 Name                    (Shares)(1)(2)    Fiscal 1997      (Per Share)(1)        Date       Present Value(3)
--------------------------------------   -------------    --------------    ---------------    ----------    -----------------
Donald R. Beall.......................      273,821            16.90%           $ 53.90          12/9/06        $ 4,386,612
Don H. Davis, Jr......................      131,205             8.10%             53.90          12/9/06          2,101,904
W. Michael Barnes.....................       79,864             4.93%             53.90          12/9/06          1,279,421
William J. Calise, Jr.................       51,341             3.17%             53.90          12/9/06            822,483
Dwight W. Decker......................       28,522             1.76%             53.90          12/9/06            456,922
                                             57,046             3.52%             50.45           7/2/07            917,870
Jodie K. Glore........................       39,931             2.46%             53.90          12/9/06            639,695

---------

(1) The number of shares and exercise prices reflect anti-dilution adjustments made September 30, 1997 to preserve the intrinsic value of the options following the Corporation's pro-rata distribution of shares of Meritor Automotive, Inc.

(2) All the Named Officers were granted options on December 9, 1996 that become exercisable in three substantially equal annual installments beginning December 9, 1997. In addition, Mr. Decker was granted an option on July 2, 1997 that becomes exercisable as to all shares covered by that grant on October 1, 2000 unless the Corporation terminates his employment without cause before that date, in which case the options become exercisable in three substantially equal annual installments on the first three anniversaries of the grant date.

(3) These values are based on the Black-Scholes option pricing model which produces a per option share value (after adjustment in the number of shares subject to the options shown in the table made in connection with the pro-rata distribution to the Corporation's shareowners of shares of Meritor Automotive, Inc.) of $16.02 for the December 9, 1996 grant and $16.09 for the July 2, 1997 grant, using the following assumptions and inputs: options exercised after 7 1/2 years, five-year weighted average stock price volatility and dividend yield of 0.2477 and 2.59% (for December grant) and
    0.2477 and 2.37% (for July grant), respectively, and an interest rate of 6.08% (for December grant) and 6.5% (for July grant), which was the zero coupon 7 1/2-year Treasury bond rate at date of grant. The actual value, if any, the executive officer may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

     The Black-Scholes option pricing methodology, on which the present value of the stock options granted to the Named Officers is based, attempts to portray the value of an option at the date of grant. While the options have no value if the stock price does not increase, were the $16.02 present value of the possible future gains on the options granted December 9, 1996 used to derive a future stock price at the end of the 7 1/2-year period when it is assumed the options would be exercised, the shareowners of the approximately 219 million shares outstanding on the grant date of those options (assuming that number of shares remains outstanding) would realize aggregate appreciation of $5,462 million compared to aggregate appreciation on the options of $15 million for the Named Officers (assuming that they held their options or the shares acquired on exercise thereof for the whole 7 1/2-year period).

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to (i) exercises by the Named Officers during fiscal 1997 of options to purchase the Corporation's Common Stock granted under the 1995 Long-Term Incentives Plan, the 1988 Long-Term Incentives Plan or the 1981 Incentive Stock Option Plan for Key Employees and
(ii) the unexercised options to purchase the Corporation's Common Stock granted to the Named Officers in fiscal 1997 and prior years under any of those plans and held by them at September 30, 1997.

                                                          Number of Unexercised              Value of Unexercised
                                                             Options Held At                In-the-Money Options At
                             Shares                         September 30, 1997               September 30, 1997(1)
                            Acquired       Value      ------------------------------    -------------------------------
          Name            on Exercise     Realized    Exercisable      Unexercisable    Exercisable       Unexercisable
------------------------- ------------    --------    -----------      -------------    -----------       -------------
Donald R. Beall..........        --            --      1,022,014(2:3)     488,479(3)    $29,106,002(2:3)   $ 3,021,730(3)
Don H. Davis, Jr.........        --            --        325,219          238,534(3)      8,357,659          1,584,937(3)
W. Michael Barnes........        --            --        319,952          173,018         8,801,141          1,641,412
William J. Calise, Jr....     2,023       $26,379         48,966          106,017         1,052,593            990,224
Dwight W. Decker.........        --            --         22,274          203,020           497,725          1,129,296
Jodie K. Glore...........        --            --         58,723           84,484         1,207,232            768,383

---------

(1) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Corporation's Common Stock for shares traded without entitlement to the pro-rata distribution of shares of Meritor Automotive, Inc. on September 30, 1997 ($55.1635).

(2) Includes 230,859 options with a value of $5,813,284, held by Mr. Beall for the benefit of family members and as to which beneficial ownership is therefore disclaimed.

(3) Excludes options for 288,209 (of which 97,204 were unexercisable) and 36,451 shares granted to Messrs. Beall and Davis, respectively, during fiscal 1995 that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

                            LONG-TERM INCENTIVE PLAN

     Shown below is information with respect to grants made to Messrs. Decker and Glore under the Rockwell Semiconductor Systems and Rockwell Automation business unit long-term incentive plans, respectively, during the fiscal year ended September 30, 1997. No grants of performance units under any long-term incentive plan were made to any of the other Named Officers during fiscal 1997.

                                                             Performance
                                         Number of            or Other           Estimated Future Payouts Under
                                       Shares, Units        Period Until          Non-Stock-Price Based Plans
                                         or Other            Maturation       ------------------------------------
               Name                     Rights(1:2)          or Payment       Threshold    Target(2)    Maximum(2)
----------------------------------- -------------------    ---------------    ---------    ---------    ----------
Dwight W. Decker...................      $ 500,000         10/1/96-9/30/99       $ 0       $500,000     $1,638,000
Jodie K. Glore.....................      $ 560,000         10/1/96-9/30/99       $ 0        560,000     1,680,000

---------

(1) Potential awards for target performance expressed as cash payouts.
(2) Before application of stock price change modifier.

     Under the plans, which are supplementary performance plans established pursuant to the Corporation's 1995 Long-Term Incentives Plan, the Corporation's Compensation and Management Development Committee establishes performance periods of at least three fiscal years duration and performance objectives therefor and grants potential awards expressed as cash payouts to key employees of the respective businesses. Participants, including Messrs. Decker and Glore, earn awards upon conclusion of the applicable performance period (which may vary from 0% to 327.6% and 300% of the potential award for the Rockwell Semiconductor Systems and Rockwell Automation plans, respectively) based on achieving levels of consolidated net sales and return on sales, modified by levels of return on assets, set by the Compensation Committee for the performance period, provided that these businesses achieve at least minimum threshold levels established by the Committee. The award payouts are further modified by the percentage change in Rockwell's stock price over the three-year performance period of the plans, which may increase or decrease the payout finally awarded. At the discretion of the Committee, payouts may be made wholly or partly by delivering shares of the Corporation's stock valued at the current fair market value on the payment date.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee of the Board of Directors, which consists entirely of non-employee directors (see page 7), has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY AND OBJECTIVES

     Under the Committee's supervision, the Corporation has developed and implemented compensation policies, plans and programs intended to "pay for performance" through meeting three fundamental objectives:

     - foster the creation of shareowner value through close alignment of the financial interests of executives with those of the Corporation's shareowners

     - recognize individual and team performance through evaluation of each executive's effectiveness in meeting strategic and operating plan goals

     - pay competitively to attract, motivate and retain the high caliber of executives necessary for the Corporation's continuing leadership and growth

EMPLOYEE STOCK OWNERSHIP

     The Committee believes the focus on "pay for performance" is sharpened by aligning closely the financial interests of the Corporation's key executives with those of the shareowners. Accordingly, it has set the following minimum Ownership Guidelines (multiple of base salary):

                                           COMMON STOCK
                                           MARKET VALUE
                                           -------------
- Chief Executive Officer                        5
- Major Business Unit Heads and Senior
  Vice Presidents                                3
- Other Business Unit Heads and other
  senior executives                             1.5

     Only shares owned directly (including restricted shares) or through the Corporation's savings plans, but not shares subject to unexercised stock options, are considered for determining whether an executive meets the Guidelines. At September 30, 1997, the 24 executives subject to the Guidelines owned an aggregate of 732,720 shares (including share equivalents under the Corporation's supplemental savings plans) of the Corporation's Common Stock, with an aggregate market value of $43.5 million (before giving effect to the pro-rata distribution of shares of Meritor Automotive, Inc.). The ownership by 46% of the executives meets the Guidelines. All of the executives who do not meet the Guidelines had received a significant promotion or were newly hired and thus were within the eight-year transition period for meeting the Guidelines.

COMPONENTS OF THE CORPORATION'S COMPENSATION PLANS

     - Strategy--In order to carry out its "pay for performance" philosophy, the Committee sets base salaries generally somewhat below the median of other major U.S. industrial companies, and provides opportunity for above-median compensation through the Corporation's annual and long-term incentive plans which depend heavily on corporate, business unit and individual performance. The Committee considers the total compensation (earned or potentially available) of each of the Named Officers and the other senior executives in establishing each element of compensation. For the Named Officers, base compensation in a period of acceptable performance (both by the individual and the Corporation) would constitute about 20 to 30%, annual incentives about 20 to 30%, and long-term incentives about 40 to 55% of total compensation.

     In its deliberations, the Committee reviews data from industry, peer group and national surveys of other major U.S. industrial companies. The surveys used by the Corporation provide reference data on large samples of industrial companies participating in national surveys that include all of the companies included in the S&P Electrical Equipment Index (the Electrical Equipment Index), a group of 11 diversified large industrial companies (two of which are included in the Electrical Equipment Index) that the Corporation believes compete with its businesses, and a group of 25 large industrial companies (three of which in addition to the Corporation are included in the Electrical Equipment Index) that through compensation consultants share relevant data. In addition, the Committee reviews data biannually from a group of 15 diversified large industrial companies, three of which are included in the Electrical Equipment Index. In determining the components of compensation based in part on survey and peer-company data, the Committee also considers the performance of other companies whose data is included in such surveys.

     The Committee periodically is advised by independent compensation consultants concerning the Corporation's compensation programs in comparison to those of other companies which the consultants believe compete with the Corporation for executive talent.

     Under Internal Revenue Code Section 162(m), a publicly held company may not deduct in any taxable year compensation in excess of one million dollars paid in that year to its Named Officers unless the compensation is "performance based". Grants of stock options and awards under the Annual Incentive Compensation Plan for Senior Executive Officers are considered "performance based" compensation. Since the Committee retains discretion with respect to base salaries and awards under the Incentive Compensation Plan and the business unit long-term incentive plans for the officers covered under those plans, those elements would not qualify as "performance based" compensation for these purposes. Accordingly, to avoid loss of the tax deduction, the Committee has adopted a formal policy whereby any portion of the base, non-performance based incentive or other compensation of any person whose compensation is subject to the limitation on deductibility under Section 162(m) exceeds one million dollars shall be deferred until the executive's retirement or other termination of employment. In accordance with that policy, Messrs. Decker and Glore received 8,205 and 23,359 shares, respectively, of restricted stock that will vest after termination of service with the Corporation or under certain other permitted circumstances for the excess over one million dollars of fiscal 1997 base salary, non-performance-based incentive awards and other compensation.

     - Base Salary--In the early part of the 1997 fiscal year, the Committee reviewed with the Chairman of the Board and Chief Executive Officer, the President and the senior human resources executive and approved an annual salary plan for the Corporation's senior executives (other than the Chairman of the Board and Chief Executive Officer and the President, whose salaries were separately reviewed and approved by the Committee). This salary plan is developed based on the survey data and consultants' reports described above and performance judgments as to the past and expected future contributions of the individual senior executives.

     - Annual Incentives--Near the beginning of the 1997 fiscal year, the Committee reviewed with the Chairman of the Board and Chief Executive Officer and the President the Corporate Goals and Objectives for that year, including measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. Principal 1997 financial goals included increasing earnings per share to $3.55, achieving a return on equity of 16% and generating operating cash flow of $1.0 billion. In 1997 the Corporation achieved a primary earnings per share increase to $3.50 (excluding special charges for purchased research and development, restructuring and spin-off related costs) in spite of softness in portions of the modem market, a return on equity of 16% and had operating cash flow of $958 million (including the operating cash flow of discontinued businesses). Shareowner value goals included achieving a total return (stock price appreciation and dividends) exceeding over the long term a composite of the peer companies selected by the Corporation, and utilizing inter-business sharing of competencies, technology, product development and facilities to achieve added leverage for competitive advantage. The Corporation's long-term leadership goals included implementing more flexible and efficient organizations with less vertical integration through resource sharing, strategic alliances, outsourcing and focus on core competencies, continuing to shape the Corporation's culture and operating environment for high performance and operating the Corporation's facilities with a view to achieving recognition as a leader in sound environmental and safety management.

     After the end of the year, performance against the Corporate Goals and Objectives is evaluated and the results are considered by the Committee in awarding annual incentive compensation (see "Bonus" in the table on page 10) to corporate executives who were not directly responsible for the management of a business unit. Individual awards to members of the senior management group, including the Named Officers other than the Chairman of the Board and Chief Executive Officer and the President (whose awards were separately determined by the Committee), are determined by the Committee after reviewing with the Chairman of the Board and Chief Executive Officer and the President the recommended awards, taking into account the contributions made and the levels of responsibility of each of the participants. While the Committee believes achievement of the financial, shareowner value and long-term leadership goals are each important, it accords greater significance to the first two in determining the total amount available for annual incentive payments.

     The incentive compensation for executives responsible for the management of business units is largely determined by the extent to which the respective business unit achieves goals established at the beginning of each year tailored to the particular business unit. For all continuing businesses after the restructuring actions in fiscal 1997, the measure is generally determined by year-over-year sales growth and current-year returns on sales and assets. Achievement of established goals is intended to provide incentive compensation at or above 100% of target levels established through broad industry surveys; and these business unit plans include significant upward and downward leverage dependent on performance. In fiscal year 1997, the annual incentive compensation for executives for all three major business units averaged 132% (and ranged from 73% to 158%) of target incentive compensation levels. The Committee believes these average awards are about in the median of companies with which the Corporation competes for executive talent. Within each business unit, the amount earned by that unit under its plan is allocated among individual executives based on levels of responsibility, performance of their business units and an assessment of their individual performance by the business unit President in consultation with the President and Chief Operating Officer.

     The Annual Incentive Compensation Plan for Senior Executive Officers provides the exclusive source of annual incentive compensation for the Chairman of the Board and Chief Executive Officer and four other senior executive officers who are designated by the Committee before fiscal year end. Under that Plan, a Covered Employees Performance Fund equal to 1% of the Corporation's net income before provision for taxes on the Corporation's income is allocated 35% to the Chairman of the Board and Chief Executive Officer, 20% to the President and Chief Operating Officer and 15% to each other covered senior executive officer, subject in each case to reduction at the Committee's discretion. The Committee has administered and intends to continue to administer the Plan so that each covered senior executive officer receives annual incentive compensation that is consistent with the objective of providing a competitive executive compensation program.

     The amount available for annual incentives is determined for the Corporation's other senior executives and other key management under the Corporation's Incentive Compensation Plan. Under the Corporation's Plan, the addition to the incentive fund for a fiscal year cannot exceed either the aggregate amount of dividends declared on the Corporation's outstanding stock during the year or an aggregate amount computed by adding 2% of the first $100 million of the applicable net earnings (defined as net income, before provision for domestic and foreign taxes based on income, of the Corporation and its consolidated subsidiaries) for the year, 3% of the next $50 million of such earnings, 4% of the next $25 million of such earnings, and 5% of the balance of such earnings. The incentive fund available for awards for any fiscal year is reduced by the aggregate awards for that fiscal year under the Annual Incentive Compensation Plan for Senior Executive Officers. Generally, the Committee makes awards under the Corporation's Plan in an aggregate amount well below the amount available thereunder.

     - Long-Term Incentives--The Corporation's 1995 Long-Term Incentives Plan provides the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually, the Committee evaluates the type of long-term incentive it believes is most likely to achieve the Corporation's total compensation objectives.

     The Committee has established four plans under which potential compensation is determined by achieving levels of sales growth, return on sales and return on assets and further modified by the change in the Rockwell stock price during the performance period.

     In determining the grants of stock options to the individual senior management group, including the Named Officers other than the Chairman of the Board and Chief Executive Officer and the President (whose awards were separately determined by the Committee), the Committee reviewed with the Chairman of the Board and Chief Executive Officer and the President the recommended individual awards, taking into account relevant survey data and the respective scope of accountability, strategic and operational goals, and anticipated contributions of each of the members of the senior management group. The long-term incentives for Messrs. Decker and Glore were provided through stock option grants and through participation in the business unit performance plans.

COMPENSATION OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

     Mr. Beall's base salary, which has been in effect since April 1996, is $1,000,000. His total annual compensation continues to be substantially dependent on annual incentive compensation tied to the Committee's assessment of his and the Corporation's performance.

     In determining Mr. Beall's annual incentive compensation for 1997, the Committee concluded that the Corporation had again, as in 1995 and 1996, performed exceptionally under Mr. Beall's leadership, meeting or closely approaching its financial goals (in spite of softness in portions of the modem market) and shareowner value creation goals (including particularly through the strategic repositioning of the Corporation's business portfolio with the disposition of its Aerospace & Defense and Graphic Systems businesses and the distribution of its Automotive businesses) and making significant progress on each of its long-term leadership objectives. Consistent with the Corporation's pay for performance philosophy, the Committee recognized the third consecutive year of extraordinary performance by awarding Mr. Beall an annual incentive award of $2,250,000.

     In addition, the Committee awarded Mr. Beall a special bonus of $1,250,000 in recognition of his pivotal role as Chief Executive Officer from February 1988 through September 1997 in guiding the transformation of the Corporation from a broadly diversified concern into an enterprise sharply focused on commercial electronics markets. The Committee also reviewed and approved arrangements to secure the continuing benefit of Mr. Beall's counsel. The Committee took into account that Mr. Beall will not receive a stock option grant in fiscal 1998 or annual incentive compensation for that year.

     The Board in Executive Session (when Mr. Beall was not present), as provided in the Corporation's Corporate Governance Guidelines, received and discussed the Committee's evaluation of the Corporation's and Mr. Beall's performance in the 1997 fiscal year and its proposed actions as to Mr. Beall's incentive compensation for that year, the special recognition bonus and arrangements to retain for the Corporation the benefit of his advice and counsel after his retirement as Chairman.

               Compensation and Management Development Committee

William S. Sneath, Chairman
Richard M. Bressler
William T. McCormick, Jr.
John D. Nichols
Bruce M. Rockwell
Joseph F. Toot, Jr.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Electrical Equipment Index for the period of five fiscal years which commenced October 1, 1992 and ended September 30, 1997, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 1992, reinvestment of all cash dividends and retention of all stock distributions.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     ROCKWELL COMMON, S&P COMPOSITE-500 & S&P ELECTRICAL EQUIPMENT INDICES

        MEASUREMENT PERIOD                                   S&P ELECTRICAL
       (FISCAL YEAR COVERED)           ROCKWELL COMMON*     EQUIPMENT INDEX       S&P 500 INDEX
1992                                        100.00               100.00               100.00
1993                                        145.59               118.75               111.82
1994                                        142.36               124.10               115.94
1995                                        201.62               160.31               150.43
1996                                        245.62               228.96               181.02
1997                                        299.38               332.34               254.24

 THE CUMULATIVE TOTAL RETURNS ON ROCKWELL COMMON STOCK AND EACH INDEX AS OF EACH SEPTEMBER 30, 1992-1997 PLOTTED IN THE ABOVE GRAPH ARE AS FOLLOWS:

                                            1992       1993       1994       1995        1996       1997
                                           -------    -------    -------    -------     -------    -------
    Rockwell Common*....................   $100.00    $145.59    $142.36    $201.62     $245.62    $299.38
    S&P 500 Index.......................    100.00     111.82     115.94     150.43      181.02     254.24
    S&P Electrical Equipment Index......    100.00     118.75     124.10     160.31      228.96     332.34

 Closing market price at fiscal year
   end..................................     25.50      36.00      34.25      47.25       56.38      67.51**
 Dividends per common share during
   fiscal year ended September 30.......      0.92       0.96       1.02       1.08        1.16       1.20***

---------

  * Includes the value of 0.084 share of Boeing common stock which was received on December 6, 1996 (adjusted for the 2 for 1 Boeing stock split on June 6,
    1997) for each Rockwell share then owned, and dividends thereon.

 ** Includes the value of 0.084 share of Boeing common stock.

*** Includes dividends earned on 0.042 share (0.084 share after June 6, 1997) of Boeing common stock.

                                RETIREMENT PLANS

     The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated, under the Corporation's retirement plans which cover most officers and other salaried employees on a non-contributory basis. Such benefits reflect a reduction to recognize in part the Corporation's cost of Social Security benefits related to service for the Corporation. The Corporation's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

    Average                                  Estimated Annual Retirement Benefits for Years of Service Indicated
     Annual                         -------------------------------------------------------------------------------------
    Earnings                         10 Years       15 Years       20 Years       25 Years       30 Years       35 Years
   ----------                       ----------     ----------     ----------     ----------     ----------     ----------
   $  500,000  .................    $  132,017     $  197,999     $  210,132     $  222,266     $  234,400     $  246,533
    1,000,000  .................       265,367        397,999        422,632        447,266        471,900        496,533
    1,500,000  .................       398,717        597,999        635,132        672,266        709,400        746,533
    2,000,000  .................       532,067        797,999        847,632        897,266        946,900        996,533
    2,500,000  .................       665,417        997,999      1,060,132      1,122,266      1,184,400      1,246,533
    3,000,000  .................       798,767      1,197,999      1,272,632      1,347,266      1,421,900      1,496,533
    3,500,000  .................       932,117      1,397,999      1,485,132      1,572,266      1,659,400      1,746,533
    4,000,000  .................     1,065,467      1,597,999      1,697,632      1,797,266      1,896,900      1,996,533

     Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement.

     The credited years of service for Messrs. Beall, Davis, Barnes, Calise and Decker are 29, 35, 29, 3 and 9, respectively.

     The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees of the Corporation's Rockwell Automation business, in the earnings and years of service classifications indicated, under its retirement plans, which cover certain Rockwell Automation officers, including Mr. Glore, on a non-contributory basis. Such benefits reflect a reduction to recognize in part Rockwell Automation's cost of Social Security benefits related to service for Rockwell Automation and also reflect supplemental benefits payable out of Rockwell Automation's general funds to provide eligible officers with at least 20 years of service an annual retirement benefit that is at least 50% of final average covered compensation. Rockwell Automation's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

    Average                           Estimated Annual Retirement Benefits for Years of Service Indicated
     Annual                        -------------------------------------------------------------------------
    Earnings                       10 Years     15 Years     20 Years     25 Years     30 Years     35 Years
   ----------                      --------     --------     --------     --------     --------     --------
   $  500,000  ................    $167,690     $221,460     $255,181     $255,181     $255,181     $280,694
    1,000,000  ................     344,977      456,706      527,931      527,931      527,931      567,081

     Covered compensation includes salary and bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five years of the ten years preceding retirement. Mr. Glore has 12 credited years of service.

     In addition, Rockwell Automation plans provide that Mr. Glore's beneficiary is to receive (a) continued payment of his base salary ($405,000 per year as of September 1997) for ten years if he dies before age 65 while a participating officer or (b) $1,000,000 if he dies after retirement under a Rockwell Automation retirement plan.

     Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation has supplemental plans which authorize the payment out of general funds of the Corporation of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections.

                             SELECTION OF AUDITORS

     The directors of the Corporation have selected the firm of Deloitte & Touche LLP as the auditors of the Corporation subject to the approval of the shareowners. Deloitte & Touche LLP, and its predecessors, have acted for the Corporation as auditors since 1934.

     Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

                                 VOTE REQUIRED

     The four nominees for election as directors to succeed the directors whose terms expire at the 1998 Annual Meeting of Shareowners who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Corporation's Common Stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation's Common Stock, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in item (b) of the accompanying Notice of 1998 Annual Meeting of Shareowners.

     Under Delaware law and the Corporation's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote "for", "against" or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of item (b) and the total number of votes cast "for" that matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may be presented at the meeting.
In the event of a vote on any matters other than those referred to in items (a) and (b) of the accompanying Notice of 1998 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies. The Corporation contemplates sending to all shareowners after the meeting a report of the action taken at the meeting.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1997 except that Mr. Calise inadvertently filed late one Form 4, relating to the acquisition of shares of the Corporation's Common Stock (which he still holds) upon exercise of an employee stock option.

                                 ANNUAL REPORT

     The Corporation's Annual Report on Form 10-K, including financial statements, for the fiscal year ended September 30, 1997, has been mailed to shareowners in advance of this Proxy Statement.

                           1999 SHAREOWNER PROPOSALS

     To be eligible for inclusion in the Corporation's proxy statement, shareowner proposals for the 1999 Annual Meeting of Shareowners must be received on or before August 31, 1998 at the Office of the Secretary at the Corporation's World Headquarters, 600 Anton Boulevard, Suite 700, P.O. Box 5090, Costa Mesa, California 92628-5090. In addition, the Corporation's By-Laws require a shareowner desiring to propose any matter for consideration of the shareowners at the 1999 Annual Meeting of Shareowners to notify the Corporation's Secretary in writing at the address listed in the preceding sentence on or after November 6, 1998 and on or before December 6, 1998.

                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Corporation without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

                                                               December 29, 1997

If you plan to attend the Annual Meeting of Shareowners TO BE HELD IN COSTA MESA, CALIFORNIA on February 4, 1998, please be sure to request an admittance card by:

- marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;

- indicating your desire to attend the meeting through the Corporation's telephone voting procedure; or

- calling the Corporation's transfer agent, ChaseMellon Shareholder Services, at 1-800-204-7800.

                                      PROXY
                       ROCKWELL INTERNATIONAL CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints D.R. Beall, D.H. Davis and W.S. Sneath, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 4, 1998, or any adjournment thereof; such proxies being directed to vote as specified or, if no specification is made, FOR the election of four nominees proposed for election as directors with terms expiring at the Annual Meeting in 2001 and FOR proposal (b), and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

     To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

Comments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            (If you have written in the above space, please mark the
                       "Comments" box on the other side)


                                 (continued and to be signed, on the other side)


================================================================================


                             YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a Touch Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                                                  PLEASE MARK
                                                                YOUR VOTES AS
                                                                 INDICATED IN
                                                                 THIS EXAMPLE


                                                                      [ X ]
                                                                    COMMENTS
                                                                    NOTED ON
                                                                  OTHER SIDE

                                                                      [   ]

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.


            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                   FOR               WITHHOLD
                                              all nominees       AUTHORITY to vote
                                                 listed       for all nominees listed
(a) The election of four directors-Nominees:     [     ]              [     ]

01 G.L. Argyros    02 D.H. Davis
03 W.H. Gray       04 W.T. McCormick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------

                                   FOR      AGAINST      ABSTAIN
(b) The selection of auditors    [     ]    [     ]     [     ]

                                   YES        NO
I/we plan to attend the meeting. [     ]    [     ]
Please send Admittance Card.


----------------------  --------------------------------  ---------------------
Signature               Signature if held jointly         Date:        , 1998

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


================================================================================


                            * FOLD AND DETACH HERE *


                                VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE


           YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES
    IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD


o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

After entering your Control Number you will hear these instructions.

--------------------------------------------------------------------------------
     OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
     Press 1
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
     OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To vote FOR ALL nominees, press 1; to
            WITHHOLD FOR ALL nominees, press 9
            To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0


WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
    If you vote by telephone, there is no need for you to mail in your proxy.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
1-800-840-1208 - ANYTIME
THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                  WELLS FARGO





December 29, 1997



TO PARTICIPANTS IN THE:

          ALLEN-BRADLEY EMPLOYEE SAVINGS AND INVESTMENT PLANS
          RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN
          ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN
          ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES

In connection with the Annual Meeting of Shareowners of Rockwell International Corporation to be held February 4, 1998, enclosed are the following:

     * Rockwell International Corporation Notice of 1998 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope.

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plans (Rockwell International Corporation Savings Plan, Rockwell Retirement Savings Plan for Certain Employees, Allen-Bradley Employee Savings and Investment Plans And Reliance Electric Company Savings and Investment Plan).

You should note that telephone voting has been made available to you. Please follow the telephone instructions on the Direction Card or sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January
30, 1998 so that we may vote the shares of Rockwell International Corporation that are held for your account in accordance with your instructions. If you do not properly complete you telephone vote or properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote such shares as it deems proper.

Sincerely,

/s/ SUSANA R. RYAN

Susana R. Ryan
Vice President

                                 DIRECTION CARD

                ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell International Corporation Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 4, 1998, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

================================================================================

                            YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a Touch Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your direction card and return it promptly in the enclosed envelope.

                                                        PLEASE MARK
                                                       YOUR VOTES AS
                                                       INDICATED IN
                                                       THIS EXAMPLE


                                                          [ x ]


Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.



            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                   FOR               WITHHOLD
                                              all nominees       AUTHORITY to vote
                                                 listed       for all nominees listed
(a) The election of four directors-Nominees:     [     ]              [     ]

01 G.L. Argyros    02 D.H. Davis
03 W.H. Gray       04 W.T. McCormick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------


                                   FOR      AGAINST      ABSTAIN
(b) The selection of auditors    [     ]    [     ]     [     ]

                                   YES        NO
I/we plan to attend the meeting. [     ]    [     ]
Please send Admittance Card.


----------------------  --------------------------------  ---------------------
Signature               Signature if held jointly         Date:        , 1998

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


================================================================================




                              FOLD AND DETACH HERE


                               VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

          YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES
  IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

After entering your Control Number you will hear these instructions.

--------------------------------------------------------------------------------
     OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
     Press 1
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
      OPTION #2: If you choose to vote on each proposal separately, press 0.
      You will hear these instructions:
--------------------------------------------------------------------------------

         Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

         Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0



WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
           If you vote by telephone, there is no need for you to mail in your direction card.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
1-800-840-1208 - ANYTIME
THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

        ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR SALARIED EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell Salaried capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Salaried Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 4, 1998, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

================================================================================


                            YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a Touch Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your direction card and return it promptly in the enclosed envelope.

                                                        PLEASE MARK
                                                       YOUR VOTES AS
                                                       INDICATED IN
                                                       THIS EXAMPLE

                                                            [ X ]



Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.


            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                   FOR               WITHHOLD
                                              all nominees       AUTHORITY to vote
                                                 listed       for all nominees listed
(a) The election of four directors-Nominees:     [     ]              [     ]

01 G.L. Argyros    02 D.H. Davis
03 W.H. Gray       04 W.T. McCormick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------


                                   FOR      AGAINST      ABSTAIN
(b) The selection of auditors    [     ]    [     ]     [     ]

                                   YES        NO
I/we plan to attend the meeting. [     ]    [     ]
Please send Admittance Card.


----------------------  --------------------------------  ---------------------
Signature               Signature if held jointly         Date:        , 1998

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


================================================================================




                            * FOLD AND DETACH HERE *

                               VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

          YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES
  IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

    After entering your Control Number you will hear these instructions.
--------------------------------------------------------------------------------
   OPTION #1:     To vote as the Board of Directors recommends on ALL proposals:
   Press 1
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
     OPTION #2: If you choose to vote on each proposal separately, press 0.
     You will hear these instructions:
--------------------------------------------------------------------------------
        Proposal     1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL
                      nominees, press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

        Proposal     2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.
--------------------------------------------------------------------------------
          If you vote by telephone, there is no need for you to mail in your direction card.
                      THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

                  CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
                            1-800-840-1208 - ANYTIME
                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

 ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR NON-REPRESENTED HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Non-Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 4, 1998, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

================================================================================

                            YOUR VOTE IS IMPORTANT!
                        YOU CON VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a Touch Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your direction card and return it promptly in the enclosed envelope.

                                                        PLEASE MARK
                                                       YOUR VOTES AS
                                                       INDICATED IN
                                                       THIS EXAMPLE

                                                           [ X ]

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.



            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                   FOR               WITHHOLD
                                              all nominees       AUTHORITY to vote
                                                 listed       for all nominees listed
(a) The election of four directors-Nominees:     [     ]              [     ]

01 G.L. Argyros    02 D.H. Davis
03 W.H. Gray       04 W.T. McCormick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------


                                   FOR      AGAINST      ABSTAIN
(b) The selection of auditors    [     ]    [     ]     [     ]

                                   YES        NO
I/we plan to attend the meeting. [     ]    [     ]
Please send Admittance Card.


----------------------  --------------------------------  --------------------
Signature               Signature if held jointly         Date:        , 1998

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

==============================================================================




                              FOLD AND DETACH HERE


                               VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

          YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES
  IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

After entering your Control Number you will hear these instructions.

--------------------------------------------------------------------------------

     OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
     Press 1
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
     OPTION #2: If you choose to vote on each proposal separately, press 0.
     You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0




WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------

           If you vote by telephone, there is no need for you to mail in your direction card.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
1-800-840-1208 - ANYTIME
THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

   ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR REPRESENTED HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 4, 1998, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                              (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

==============================================================================

                            YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a Touch Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your direction card and return it promptly in the enclosed envelope.

                                                                  PLEASE MARK
                                                                YOUR VOTES AS
                                                                 INDICATED IN
                                                                 THIS EXAMPLE

                                                                     [ X ]


Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.


            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                   FOR               WITHHOLD
                                              all nominees       AUTHORITY to vote
                                                 listed       for all nominees listed
(a) The election of four directors-Nominees:     [     ]              [     ]

01 G.L. Argyros    02 D.H. Davis
03 W.H. Gray       04 W.T. McCormick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------


                                   FOR      AGAINST      ABSTAIN
(b) The selection of auditors    [     ]    [     ]     [     ]

                                   YES        NO
I/we plan to attend the meeting. [     ]    [     ]
Please send Admittance Card.


----------------------  --------------------------------  ---------------------
Signature               Signature if held jointly         Date:        , 1998

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


================================================================================



                            * FOLD AND DETACH HERE *


                                VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

           YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES
  IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

After entering your Control Number you will hear these instructions.

--------------------------------------------------------------------------------
     OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
     Press 1
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
     OPTION #2: If you choose to vote on each proposal separately, press 0.
     You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

     WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
           If you vote by telephone, there is no need for you to mail in your direction card.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
1-800-840-1208 - ANYTIME
THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

             RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Reliance Electric Company Savings and Investment Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 4, 1998, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

================================================================================

                            YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a Touch Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your direction card and return it promptly in the enclosed envelope.

                                                        PLEASE MARK
                                                       YOUR VOTES AS
                                                       INDICATED IN
                                                       THIS EXAMPLE


                                                           [ x ]


Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.



            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                   FOR               WITHHOLD
                                              all nominees       AUTHORITY to vote
                                                 listed       for all nominees listed
(a) The election of four directors-Nominees:     [     ]              [     ]

01 G.L. Argyros    02 D.H. Davis
03 W.H. Gray       04 W.T. McCormick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------


                                   FOR      AGAINST      ABSTAIN
(b) The selection of auditors    [     ]    [     ]     [     ]

                                   YES        NO
I/we plan to attend the meeting. [     ]    [     ]
Please send Admittance Card.


----------------------  --------------------------------  ---------------------
Signature               Signature if held jointly         Date:        , 1998

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


================================================================================




                              FOLD AND DETACH HERE


                               VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

          YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES
  IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

After entering your Control Number you will hear these instructions.

--------------------------------------------------------------------------------

     OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
     Press 1
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------

     OPTION #2: If you choose to vote on each proposal separately, press 0.

You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0




WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------

           If you vote by telephone, there is no need for you to mail in your direction card.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
1-800-840-1208 - ANYTIME
THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

                  ROCKWELL SAVINGS PLAN FOR CERTAIN EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 4, 1998, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

================================================================================

                            YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a Touch Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your direction card and return it promptly in the enclosed envelope.

                                                        PLEASE MARK
                                                       YOUR VOTES AS
                                                       INDICATED IN
                                                       THIS EXAMPLE


                                                           [ x ]


Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.



            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                   FOR               WITHHOLD
                                              all nominees       AUTHORITY to vote
                                                 listed       for all nominees listed
(a) The election of four directors-Nominees:     [     ]              [     ]

01 G.L. Argyros    02 D.H. Davis
03 W.H. Gray       04 W.T. McCormick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------


                                   FOR      AGAINST      ABSTAIN
(b) The selection of auditors    [     ]    [     ]     [     ]

                                   YES        NO
I/we plan to attend the meeting. [     ]    [     ]
Please send Admittance Card.


----------------------  --------------------------------  ---------------------
Signature               Signature if held jointly         Date:        , 1998

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


================================================================================




                              FOLD AND DETACH HERE


                               VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

          YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES
  IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

After entering your Control Number you will hear these instructions.

--------------------------------------------------------------------------------
     OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
     Press 1
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
     OPTION #2: If you choose to vote on each proposal separately, press 0.
     You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0




WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------

           If you vote by telephone, there is no need for you to mail in your direction card.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
1-800-840-1208 - ANYTIME
THERE IS NO CHARGE TO YOU FOR THIS CALL.